UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07532

Municipal Advantage Fund Inc.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)            (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Municipal Advantage Fund Inc.

Annual Report
October 31, 2006

Contents
Letter to Shareholders	1
Performance & Statistics	2
Schedule of Investments	3-8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12-14
Financial Highlights	15
Report of Independent Registered Public
Accounting Firm	16
Matters Relating to the Directors’ Consideration
of the Continuance of the Advisory/Sub-Advisory
Agreements	17-19
Tax Information / Corporate Changes / Investment
Adviser Change	19-20
Privacy Policy / Proxy Voting Policies & Procedures	21
Dividend Reinvestment & Cash Purchase Plan	22
Board of Directors & Principal Officers	23-25

Municipal Advantage Fund Inc. Letter to Shareholders

December 1, 2006

Dear Shareholder:

We are pleased to provide you with the annual report for Municipal Advantage Fund Inc. (the “Fund”) for the fiscal year ended October 31, 2006.

In August, the Federal Reserve (the “Fed”) decided to stop raising short-term interest rates, with the Federal Funds rate at 5.25% . This came after nearly two years of consecutive rate increases. In making this decision, the Fed cited a slowdown in the economy and a reduction in inflationary pressures. Largely due to this action, the municipal bond market rallied.

For specific information on the Fund and its performance during the reporting period, please review the following pages.

Please note that on November 21, 2006, Allianz Global Investors Fund Management LLC announced that the Board of Directors of the Fund approved a change of the Fund’s investment adviser to Pacific Investment Management Company LLC (“PIMCO”). Effective December 1, 2006, PIMCO replaced Oppenheimer Capital LLC on an interim basis, pending full shareholder approval. It is anticipated that the Board will bring the proposal to approve PIMCO as investment adviser on a permanent basis before shareholders at the next annual meeting, which will take place in February 2007.

Mark McCray, an Executive Vice President at PIMCO, will be the lead portfolio manager for the Fund. For additional information about the change in the Fund’s subadviser, please review the following pages.

If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and PIMCO, the Fund’s investment adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 10.31.06 | Municipal Advantage Fund Annual Report 1

Municipal Advantage Fund Inc. Performance & Statistics

October 31, 2006 (unaudited)

  Municipal Advantage Fund returned 6.31% on net asset value (NAV) and 11.02% at market price for the 12 months ended October 31, 2006.
  The broad municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, posted a return of 5.75% for the reporting period.
  After a difficult first half of 2006, bonds fared well late in the reporting period. This was largely due to the Federal Reserve’s halting of short-term interest rate increases for the first time in two years, which proved beneficial for Fund performance.
  Longer duration municipal bonds generally had the highest absolute returns during the final quarter of the reporting period. This enhanced performance as the Fund’s strategy had been to purchase longer term bonds.
  Early in the reporting period, BBB-rated bonds outperformed higher-rated issues by a wide margin, which proved a negative for the Fund, which has a large allocation to AAA-rated bonds and an underweight in BBB-rated issues.
  An underweight in the tobacco sector, which under- performed during the fourth quarter of the reporting period, was a positive for Fund performance. This was a change from previous quarters in which the tobacco sector outperformed by a wide margin.
Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 year	11.02%	6.31%
3 years	5.00%	4.95%
5 years	6.46%	5.52%
10 years	7.39%	6.20%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/93) to 10/31/06
	Market Price	$ 13.11

	NAV	$ 14.69

	Discount to NAV	(10.76)%

	Market Price Yield(2)	3.66%

(1)

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at October 31, 2006.

2 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*		Value

MUNICIPAL BONDS & NOTES—98.5%
	California—14.3%
$1,000	Foothill/Eastern Corridor Agcy., Toll Rd. Rev.,
	5.75%, 1/15/40	Baa3/BBB-		$1,039,780

1,000	Los Angeles Unified School Dist., GO,
	5.75%, 7/1/16 (MBIA)	Aaa/AAA		1,167,930
1,400	Sacramento Muni. Utility Electric Dist. Rev.,
	5.75%, 7/1/18, Ser. K (AMBAC)	Aaa/AAA		1,653,820
	State, GO,
2,000	5.00%, 5/1/16	A1 /A+		2,174,920
7,000	5.125%, 11/1/24	A1 /A+		7,450,310
1,000	State Dept. Water Res. Rev., 5.50%, 5/1/16,
	Ser. A (AMBAC) (Pre-refunded @ $101, 5/1/12) (a)	Aaa/AAA		1,108,070
1,000	State Health Facs. Financing Auth. Rev., 5.00%, 3/1/33	NR/A		1,027,230
7,000	State Housing Financing Agcy., Rev.,
	4.95%, 8/1/36, Ser. A	Aa3 /AA-		7,114,800

				22,736,860

	Colorado—1.0%
1,500	Denver Convention Center, Auth. Rev., 5.00%, 12/1/21,
	Ser. A (XLCA) (Pre-refunded @ $100, 12/1/13) (a)	Aaa/AAA		1,621,755

	District of Columbia—1.4%
	State, GO,
725	5.25%, 6/1/27, Ser. A, (MBIA)	Aaa/AAA		747,475
375	5.25%, 6/1/27, Ser. A, (MBIA)
	(Pre-refunded @ $101, 6/1/08) (a)	Aaa/AAA		388,384
1,000	World Wildlife Fund, 6.00%, 7/1/18, Ser. A (AMBAC)	Aaa/AAA		1,086,870

				2,222,729

	Florida—7.2%
1,355	Highlands Cnty., Health Facs. Auth. Rev.,
	5.375%, 11/15/35 (Pre-refunded @ $100, 11/15/13) (a)	A2	/A+	1,493,169
4,275	Miami-Dade Cnty., Expressway Auth. Toll System Rev.,
	5.00%, 7/1/29, Ser. B (FGIC)	Aaa/AAA		4,505,551
5,050	Tampa Water & Sewer Rev., 5.00%, 10/1/16 (FSA)	Aaa/AAA		5,515,307

				11,514,027

	Georgia—4.9%
1,000	Atlanta Dev. Auth. Rev., 5.25%, 7/1/12, Ser. A	A3 /NR		1,049,760
2,350	Atlanta Water & Wastewater Rev., 5.00%, 11/1/37 (FSA)	Aaa/AAA		2,473,351
2,000	Chatham Cnty. Hospital Auth. Rev., 5.75%, 1/1/29	A3 /A-		2,190,000
1,750	Cherokee Cnty. Water & Sewer Auth. Rev.,
	5.50%, 8/1/23 (MBIA)	Aaa/AAA		2,049,303

				7,762,414

| 10.31.06 | Municipal Advantage Fund Annual Report 3

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2006 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Hawaii—2.7%
$1,000	State Airport System Rev., 5.75%, 7/1/21, Ser. A (FGIC)	Aaa/AAA	$1,075,340
3,000	State Dept. of Budget & Finance,
	5.75%, 12/1/18, Ser. B (AMBAC) (b)	Aaa/AAA	3,191,790

			4,267,130

	Illinois—8.4%
1,145	Chicago O’ Hare Intl. Airport Rev., 5.50%, 1/1/15 (AMBAC)	Aaa/AAA	1,226,787
1,800	Chicago School Board of Education Reform, GO,
	5.25%, 12/1/21, Ser. A (FGIC)	Aaa/AAA	2,048,526
1,000	Chicago Wastewater Transmission Rev.,
	6.00%, 1/1/17 (MBIA) (Pre-refunded @ $101, 1/1/10) (a)	Aaa/AAA	1,079,780
1,000	Chicago Water Rev., 5.25%, 11/1/17 (FGIC)	Aaa/AAA	1,034,060
1,000	Health Facs. Auth. Rev., Centegra Health System,
	5.25%, 9/1/24	NR/A-	1,022,560
1,000	Madison & St. Clair Cnty. School Dist., GO,
	5.50%, 2/1/16 (FGIC) (Pre-refunded @ $100, 2/1/11) (a)	Aaa/AAA	1,075,830
1,100	McHenry & Lake Cntys., Cmnty. High School Dist., GO,
	5.125%, 1/1/19 (FGIC) (Pre-refunded @ $100, 1/1/11) (a)	Aaa/NR	1,166,066
	Regional Transmission Auth.,
1,005	5.50%, 6/1/16, Ser. B (FGIC)	Aaa/AAA	1,140,434
2,000	6.00%, 6/1/23 (FGIC)	Aaa/AAA	2,459,380
1,000	State Toll Highway Auth. Rev., 5.50%, 1/1/15, Ser. A (FSA)	Aaa/AAA	1,122,070

			13,375,493

	Indiana—0.6%
1,000	Indianapolis Local Public Impt. Board,
	5.00%, 2/1/17, Ser. A	Aaa/AAA	1,025,600

	Kentucky—1.4%
2,125	Louisville & Jefferson Cnty. Regional Airport Auth.
	System Rev., 5.375%, 7/1/23, Ser. A (FSA) (b)	Aaa/AAA	2,242,470

	Maine—2.1%
3,320	State Housing Auth. Rev., 4.85%, 11/15/36, Ser. A-2 (b)	Aa1/AA+	3,343,140

	Massachusetts—5.4%
1,500	State, GO, 5.50%, 11/1/20, Ser. C
	(Pre-refunded @ $100, 11/1/12) (a)	Aa2/AA	1,645,785
1,000	State Health & Educational Facs. Auth. Rev.,
	5.125%, 7/1/19, Ser. B	Aa2/AA	1,036,490
90	State Water Pollution Abatement Trust,
	6.375%, 2/1/15, Ser. A	Aaa/AAA	90,195
5,500	State Water Res. Auth., 5.00%, 8/1/41, Ser. A	Aa2/AA	5,808,110

			8,580,580

4 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2006 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Michigan—2.9%
$1,065	Bloomingdale Public School Dist. No. 16, GO,
	5.50%, 5/1/19 (Pre-refunded @ $100, 5/1/11) (a)	Aa2/AA	$1,150,211
2,000	Grand Valley Univ. Rev., 5.50%, 2/1/18 (FGIC)	Aaa/AAA	2,246,740
1,075	Lincoln School Dist., GO, 5.50%, 5/1/19
	(Pre-refunded @ $100, 11/1/11) (a)	Aa2/AA	1,169,751

			4,566,702

	Nevada—0.8%
1,100	Clark Cnty. Park & Regional Justice Center, GO,
	5.50%, 11/1/17 (Pre-refunded @ $100, 11/1/09) (a)	Aa1/AA+	1,160,852
	Housing Division Rev.,
15	5.65%, 4/1/22, Ser. A (b)	NR/AA	15,413
90	5.95%, 4/1/22 (b)	Aa2/AA	91,215
50	6.125%, 4/1/22, Ser. B-2 (FHA) (b)	Aa2/AA	51,664
30	6.20%, 4/1/17, Ser. B-1 (AMBAC)	Aaa/AAA	30,238

			1,349,382

	New Hampshire—0.0%
	State Housing Finance Auth.,
40	6.50%, 7/1/14, Ser. D (b)	Aa2/NR	40,922
35	6.90%, 7/1/19, Ser. C (b)	Aa2/NR	35,065

			75,987

	New Jersey—0.5%
750	Tobacco Settlement Financing Corp. Rev., 6.75%, 6/1/39	Baa3/BBB	855,270

	New Mexico—5.3%
8,035	Albuquerque Lodger Tax Rev., 5.00%, 7/1/37, Ser. A (FSA)	Aaa/AAA	8,414,573

	New York—8.7%
5,300	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev., 5.00%, 6/15/38	Aa2/AA+	5,580,264
	State, GO,
1,250	5.00%, 11/1/34, Ser. D	A1/AA-	1,307,837
750	5.25%, 9/15/33, Ser. C	A1 /AA-	798,990
1,000	5.50%, 9/15/19, Ser. C	A1/AA-	1,094,960
1,500	State Dormitory Auth Rev., New York Univ.,
	5.75%, 7/1/27, Ser. A (MBIA)	Aaa/AAA	1,833,120
250	State Mortgage Agcy. Rev., 4.80%, 10/1/37, Ser. 130 (b)	Aa1/NR	252,198
2,825	Triborough Bridge & Tunnel Auth. Rev.,
	5.125%, 11/15/29, Ser. B	Aa2/AA-	2,998,624

			13,865,993

	North Dakota—0.3%
	State Housing Finance Agcy. Rev.,
423	5.50%, 7/1/18, Ser. C (b)	Aa1/NR	428,436

| 10.31.06 | Municipal Advantage Fund Annual Report 5

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2006 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Ohio—5.3%
$1,155	Akron Sewer System Rev., 5.25%, 12/1/18 (MBIA)	Aaa/NR	$1,247,111
2,770	Cuyahoga Cnty., GO, 5.60%, 5/15/13 (MBIA)	Aaa/AAA	2,967,972
2,000	Hamilton Cnty. Sales Tax, 5.25%, 12/1/32, Ser. B (AMBAC)	Aaa/NR	2,107,120
1,000	Hamilton Cnty. Sewer System Rev., 5.75%, 12/1/25,
	Ser. A (MBIA) (Pre-refunded @ $101, 6/1/10) (a)	Aaa/AAA	1,081,950
885	Summit Cnty., GO, 6.25%, 12/1/15 (FGIC)
	(Pre-refunded @ $101, 12/1/10) (a)	Aaa/AAA	980,226

			8,384,379

	Pennsylvania—2.1%
2,000	Allegheny Cnty. Hospital Dev. Auth.,
	6.00%, 7/1/23, Ser. B (MBIA)	Aaa/AAA	2,436,380
845	South Wayne Cnty. Water & Sewer,
	5.95%, 10/15/13 (AMBAC) (b)	Aaa/AAA	950,169

			3,386,549

	South Dakota—0.6%
825	Heartland Consumers Power Dist. Rev., 7.00%, 1/1/16	Aaa/AAA	934,601

	Tennessee—0.7%
140	Housing Dev. Agcy., 6.375%, 7/1/22 (b)	Aa2/AA	143,049
960	Memphis-Shelby Cnty. Airport Auth. Rev.,
	6.25%, 3/1/15, Ser. D (AMBAC) (b)	Aaa/AAA	1,041,082

			1,184,131

	Texas—9.3%
	Corpus Christi, GO,
390	5.00%, 3/1/21	Aaa/AAA	408,993
610	5.00%, 3/1/21, (FSA) (Pre-refunded @ $100, 3/1/11) (a)	Aaa/AAA	644,453
1,700	Dallas, GO, 4.50%, 2/15/22	Aa1/AA+	1,725,483
3,400	Fort Bend Indpt. School Dist., GO, 5.25%, 8/15/18 (PSF)	NR/AAA	3,578,364
	Houston Water Conveyance System, CP, (AMBAC),
1,000	6.25%, 12/15/14, Ser. J	Aaa/AAA	1,166,820
1,400	7.50%, 12/15/15, Ser. H	Aaa/AAA	1,787,506
2,000	Richardson Hospital Auth., 6.00%, 12/1/19	Baa2/BBB	2,204,480
2,000	Texas Tech Univ. Rev., 5.50%, 8/15/18 (MBIA)
	(Pre-refunded @ $100, 2/15/12) (a)	Aaa/AAA	2,181,400
1,000	Univ. Houston Rev., 5.25%, 2/15/17 (MBIA)
	(Pre-refunded @ $100, 2/15/10) (a)	Aaa/AAA	1,051,330

			14,748,829

	Utah—0.0%
5	State Housing Finance Agcy.6.35%, 7/11/11 (FHA),	Aaa/NR	5,108

	Washington—6.3%
1,005	Franklin Cnty. Public Utility Rev., 5.625%, 9/1/15 (MBIA)	Aaa/AAA	1,090,314
1,000	Grant Cnty. Public Utility Dist., 4.75%, 1/1/38, Ser. B (FGIC) (b)	Aaa/AAA	1,009,380
1,500	Port Seattle Rev., 5.625%, 2/1/24, Ser. B (MBIA) (b)	Aaa/AAA	1,584,540
3,000	State, Motor Vehicle Dept., GO, 5.625%, 7/1/25, Ser. B
	(Pre-refunded @ $100, 7/1/10)	Aa1/AA	3,190,860

6 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2006 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Washington (continued)
$2,500	State Housing Fin. Comm., Rev., 4.85%, 12/1/25 (GNMA) (b) Aaa/NR	Aaa/NR	$2,529,925
500	Vancouver, GO, 5.25%, 12/1/18 (MBIA)	Aaa/AAA	562,985

			9,968,004

	West Virginia—0.6%
1,000	Braxton Cnty. Solid Waste Disp. Rev., Weyerhaeuser Co.,
	6.125%, 4/1/26 (b)	Baa2/BBB	1,036,600

	Wisconsin—5.0%
1,000	State, GO, 5.00%, 5/1/37, Ser. C (MBIA) (b)	Aaa/AAA	1,028,720
6,835	State Housing & Economic Dev. Auth., Rev.,
	4.875%, 3/1/36 (b)	Aa2/AA	6,889,885

			7,918,605

	Wyoming—0.7%
1,000	Student Loan Corp. Rev., 6.20%, 6/1/24, Ser. A	NR/AA	1,063,200

	Total Municipal Bonds & Notes (cost-$150,492,714)		156,878,547

OTHER MUNICIPAL BONDS—0.7%

	Puerto Rico—0.7%
1,000	Commonwealth Highway & Transportation Auth Rev.,
	5.50%, 7/1/16, Ser. AA (FGIC) (cost-$1,160,932)	Aaa/AAA	1,145,110

VARIABLE RATE DEMAND NOTES (c)—0.8%

	California—0.7%
1,100	State Housing Financing Agcy., Rev.,
	3.61%, 2/1/33, Ser. J	VM1G1/A-1+	1,100,000
	New York—0.1%
100	State, GO, 3.58%, 8/15/20, Ser. B-2	VMIG1/A-1+	100,000

	Total Variable Rate Demand Notes (cost-$1,200,000)		1,200,000

Total Investments (cost-$152,853,646)—100.0%			$159,223,657

| 10.31.06 | Municipal Advantage Fund Annual Report 7

Municipal Advantage Fund Inc. Schedule of Investments
October 31, 2006 (continued)

*	Unaudited
(a)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.
(b)	Subject to Alternative Minimum Tax.
(c)	Variable Rate Demand Notes—Instruments whose interest rates change on a specific date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

Glossary:
AMBAC—insured by American Municipal Bond Assurance Corp.
CP—Certificates of Participation
FGIC—insured by Financial Guaranty Insurance Co.
FHA—insured by Federal Housing Administration
FSA—insured by Financial Security Assurance, Inc.
GO—General Obligation Bonds
GNMA—insured by Government National Mortgage Association
MBIA—insured by Municipal Bond Investors Assurance
NR—Not Rated
PSF—Public School Fund
XLCA—insured by XL Capital Assurance

8 Municipal Advantage Fund Annual Report | 10.31.06 | See accompanying Notes to Financial Statements

Municipal Advantage Fund Inc. Statement of Assets and Liabilities
October 31, 2006

Assets:
Investments, at value (cost-$152,853,646)	$159,223,657

Cash	164,381

Interest receivable	2,650,566

Prepaid expenses	13,970

Total Assets	162,052,574

Liabilities:
Dividends payable to common and preferred shareholders	295,708

Investment management fee payable	81,802

Accrued expenses	99,227

Total Liabilities	476,737

Preferred Stock ($0.001 par value; $50,000 net asset and liquidation value per share
applicable to 1,100 shares issued and outstanding)	55,000,000

Net Assets Applicable to Common Shareholders	$106,575,837

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.001 per share, applicable to 7,257,093 shares issued and outstanding)	$7,257

Paid-in-capital in excess of par	100,617,944

Undistributed net investment income	10,638

Accumulated net realized loss	(430,013)

Net unrealized appreciation of investments	6,370,011

Net Assets Applicable to Common Shareholders	$106,575,837

Net Asset Value Per Common Share	$14.69

See accompanying Notes to Financial Statements | 10.31.06 | Municipal Advantage Fund Annual Report 9

Municipal Advantage Fund Inc. Statement of Operations
Year ended October 31, 2006

Investment Income:
Interest	$7,394,003

Expenses:
Investment management fees	956,272

Auction agent fees and commissions	145,394

Legal fees	91,104

Directors’ fees and expenses	70,780

Shareholder communications	54,496

Audit and tax services	53,085

Transfer agent fees	49,132

Custodian fees	41,143

New York Stock Exchange listing fees	21,223

Investor relations	8,155

Insurance expense	6,054

Miscellaneous	12,976

Total expenses	1,509,814

Less: custody credits earned on cash balances	(2,449)

Net expenses	1,507,365

Net Investment Income	5,886,638

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(480,900)

Futures contracts	76,066

Net change in unrealized appreciation/depreciation of:
Investments	2,817,082

Futures contracts	(25,179)

Net realized and change in unrealized gain on investments and futures contracts	2,387,069

Net Increase in Net Assets Resulting from Investment Operations	8,273,707

Dividends and Distributions on Preferred Stock from:
Net investment income	(1,820,690)

Net realized gains	(38,334)

Total dividends and distributions on Preferred Stock	(1,859,024)

Net Increase in Net Assets Applicable to Common Shareholders
Resulting from Investment Operations	$6,414,683

10 Municipal Advantage Fund Annual Report | 10.31.06 | See accompanying Notes to Financial Statements

Municipal Advantage Fund Inc.	Statement of Changes in Net Assets Applicable to Common Shareholders

	Year ended	Year ended
	October 31, 2006	October 31, 2005

Investment Operations:
Net investment income	$5,886,638	$6,146,909

Net realized gain (loss) on investments and futures contracts	(404,834)	132,295

Net change in unrealized appreciation/depreciation of investments
and futures contracts	2,791,903	(3,447,293)

Net increase in net assets resulting from investment operations	8,273,707	2,831,911

Dividends and Distributions on Preferred Stock from:
Net investment income	(1,820,690)	(1,115,924)

Net realized gains	(38,334)	(197,063)

Total dividends and distributions on preferred stock	(1,859,024)	(1,312,987)

Net increase in net assets applicable to common shareholders resulting
from investment operations	6,414,683	1,518,924

Dividends and Distributions to Common Shareholders from:
Net investment income	(4,063,971)	(4,934,824)

Net realized gains	(169,744)	(1,741,702)

Total dividends and distributions to common shareholders	(4,233,715)	(6,676,526)

Total increase (decrease) in net assets applicable to common shareholders	2,180,968	(5,157,602)

Net Assets Applicable to Common Shareholders:
Beginning of year	104,394,869	109,552,471

End of year (including undistributed net investment
income of $10,638 and $8,662, respectively)	$106,575,837	$104,394,869

Common Shares Issued/Reinvested:	—	—

See accompanying Notes to Financial Statements | 10.31.06 | Municipal Advantage Fund Annual Report 11

Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies

Municipal Advantage Fund Inc. (the “Fund”) was incorporated in the State of Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Fund has 100 million shares of $0.001 par value common stock authorized.

The Fund invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, Fund management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price on corporate bonds and notes or the last quoted mean price on convertible securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts and premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

12 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2006

1. Organization and Significant Accounting Policies (continued)

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions—Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly at the annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

During the period covered by this report, the Investment Manager retained its affiliate Oppenheimer Capital LLC, (the “Investment Adviser”) to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Investment Adviser makes all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Investment Adviser on a monthly basis in return for its services at the maximum annual rate of 0.36% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

On November 21, 2006, the Fund’s Board of Directors approved a change of the Fund’s Investment Adviser to Pacific Investment Management Company LLC (“PIMCO”). PIMCO replaced Oppenheimer Capital LLC on December 1, 2006 on an interim basis, pending full shareholder approval. It is anticipated that the Board of Directors will bring the proposal to approve PIMCO as Investment Adviser on a permanent basis before shareholders at the next annual meeting, which is in February 2007. This change does not impact the investment management fees paid by the Fund.

3. Investments in Securities

For the year ended October 31, 2006, purchases and sales of investments, other than short-term securities, were $50,224,336 and $51,176,624, respectively.

| 10.31.06 | Municipal Advantage Fund Annual Report 13

Municipal Advantage Fund Inc. Notes to Financial Statements
October 31, 2006

4. Income Tax Information

The tax character of dividends paid was:

	Year Ended	Year Ended
	October 31, 2006	October 31, 2005

Ordinary Income	$8,267	$3,044
Tax Exempt Income	5,876,395	6,047,615
Long-Term Capital Gains	208,077	1,938,854

At October 31, 2006, the tax character of distributable earnings was $10,638, comprised entirely of tax exempt income.

At October 31, 2006, Municipal Advantage Fund had a capital loss carryforward of $430,013 which will expire in 2014, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $152,853,646. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $6,424,252; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $54,241; net unrealized appreciation for federal income tax purposes is $6,370,011.

5. Auction Rate Preferred Stock

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 2.65% to 4.00% during the year ended October 31, 2006 and was 3.60% at October 31, 2006.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. Subsequent Common Dividend Declarations

On November 1, 2006, a dividend of $0.04 per share was declared to common shareholders payable December 1, 2006 to shareholders of record on November 13, 2006.

On December 1, 2006, a dividend of $0.04 per share was declared to common shareholders payable December 29, 2006 to shareholders of record on December 11, 2006.

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under these contracts, restituton, and waiver of or return of certain sales changes paid by open-end fund shareholders.

The Investment Manager and the Investment Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

14 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc. Financial Highlights
For a share of common stock outstanding throughout each year:

		Year ended October 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.39	$15.10	$14.93	$14.84	$14.82

Income (Loss) from
Investment Operations:
Net investment income	0.81	0.85	0.88	0.91	0.99

Net realized and unrealized
gain (loss) on investments and
futures contracts	0.33	(0.46)	0.26	0.15	(0.03)

Total from investment operations	1.14	0.39	1.14	1.06	0.96

Dividends and Distributions
on Preferred Stock from:
Net investment income	(0.25)	(0.15)	(0.10)	(0.08)	(0.11)

Net realized gains	(0.01)	(0.03)	(0.00)†	—	—

Total dividends and distributions
to preferred shareholders	(0.26)	(0.18)	(0.10)	(0.08)	(0.11)

Net increase in net assets
applicable to common
shares resulting from
investment operations	0.88	0.21	1.04	0.98	0.85

Dividends and Distributions
to Common Shareholders from:
Net investment income	(0.56)	(0.68)	(0.82)	(0.89)	(0.83)

Net realized gains	(0.02)	(0.24)	(0.05)	—	—

Total dividends and distributions to
common shareholders	(0.58)	(0.92)	(0.87)	(0.89)	(0.83)

Net asset value, end of year	$14.69	$14.39	$15.10	$14.93	$14.84

Market price, end of year	$13.11	$12.37	$13.29	$13.57	$13.04

Total Investment Return (1)	11.0%	(0.1)%	4.4%	11.0%	6.4%

RATIOS/SUPPLEMENTAL DATA
Net assets applicable to common
shareholders, end of year (000’s)	$106,576	$104,395	$109,552	$108,315	$107,673

Ratio of expenses to
average net assets (2)(3)	1.45%	1.34%	1.30%	1.35%	1.38%

Ratio of net investment income
to average net assets (2)	5.64%	5.73%	5.89%	6.09%	6.83%

Asset coverage per share
of preferred stock	$146,878	$144,857	$149,534	$148,442	$147,846

Portfolio turnover	32%	26%	82%	23%	37%

Less than $0.005 per common share.

(1) Total investment return is calculated assuming a purchase of shares of common stock at the current market price on the first day of each year and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2) Calculated on the basis of income and expenses applicable to both common shares and preferred stock relative to the average net assets of common shareholders.

(3) Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(f) in Notes to Financial Statements)

See accompanying Notes to Financial Statements | 10.31.06 | Municipal Advantage Fund Annual Report 15

Municipal Advantage Fund Inc. Report of Independent Registered Public
Accounting Firm

To the Board of Shareholders and Directors
of Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2006

16 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc.
Matters Relating to the Trustees Consideration of the Investment
Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested (“Independent”) Directors, voting separately, approve the Fund’s Management Agreements (the ”Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Directors met on June 20 and 21, 2006 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting (the “Meeting”).

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Directors, including a majority of the Independent Directors, concluded that the Fund’s Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2006.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended March 31, 2006, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio rating practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Directors’ conclusions as to the continuation Agreements were based on a comprehensive consideration of all information provided to the Directors and not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of the review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper Inc., the Directors also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the Meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each of the Fund’s performance.

| 10.31.06 | Municipal Advantage Fund Annual Report 17

Municipal Advantage Fund Inc.
Matters Relating to the Trustees Consideration of the Investment
Management and Portfolio Management Agreements (unaudited) (continued)

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds indentified by Lipper Inc.

For each of the Funds, the Directors specifically took note of how each Fund compared to its Lipper Inc. peers as to performance and management fee expenses. The Directors noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Thus, the Directors, at the recommendation of the Investment Manager, considered the total expenses of the Funds comparatively to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

The Directors noted that the Fund had outperformed its peer median and average group for the one-year, three-year, five-year and ten-year periods ended April 30, 2006. The Directors also noted that the Fund’s expense ratio was above the median and average for its peer group.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Directors also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Directors noted that the management fees paid by the Fund is generally higher than the fees paid by the other open-end funds but were advised that there are additional portfolio management challenge in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Directors also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Directors took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common stockholders on the other. In this regard, the Directors considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common stockholders.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability of the Investment Manager from its relationship with each Fund and determined that such profitability was not excessive.

The Directors also took into account that, as closed-end investment companies, that Fund does not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

18 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc.
Tax Information/Corporate Changes/
Investment Adviser Change (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (October 31, 2006) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, the Fund is advising that substantially all dividends paid from net investment income during the tax year ended October 31, 2006 were federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the federal alternative minimum tax during the tax year. The percentage of dividends paid from net investment income subject to such tax was 21.2% . Additionally, the Fund invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, 0.14 % of the Fund’s dividends paid during the fiscal year are taxable. Per share dividends for the tax year ended October 31, were:

Dividends to common shareholders from net investment income	$0.56
Dividends on preferred stock from net investment income	$1,655.17

Distributions to common shareholders from long-term capital gains	$0.02
Distributions to preferred shareholders from long-term capital gains	$34.85

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2006. The amount that will be reported, will be the amount to be used on your 2006 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended October 31, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund. An allocation of interest income by state will also be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

Corporate changes:

On September 12, 2006 the Fund’s Board of Directors appointed William B. Ogden IV as a Class I Director. On October 10, 2006, David C. Flattum, an interested Director, resigned. On December 12, 2006, the Fund’s Board of Directors appointed John C. Maney, as a Class III (interested) Director.

Investment Adviser change:

On December 1, 2006, Pacific Investment Management Company LLC ("PIMCO") replaced Oppenheimer Capital LLC as the Fund’s Investment Adviser for an interim period of 150 days. It is anticipated that the Board of Directors will bring the proposal to approve PIMCO as the Investment Adviser on a permanent basis before shareholders at the next annual meeting, which is in February 2007.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2006, PIMCO had approximately $641.6 billion in assets under management.

Mark McCray, Executive Vice President at PIMCO, will be the lead portfolio manager for the Fund, primarily responsible for day-to-day portfolio management. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a bond trader from 1992-1999 at Goldman Sachs & Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.

In connection with the change of Investment Adviser, the Board of Directors approved certain changes to the investment policies of the Fund, including:

  Permitting the Fund to invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by PIMCO;
  Permitting the Fund to invest in structured notes, swaps, variable and floating rate securities without limit, but consistent with the Fund's investment objective;
  Permitting the Fund to invest up to 10% of its total assets in residual interest municipal bonds (RIBS);
  Eliminating any requirements to dispose of a security in the event of a downgrade of that security;
  Permitting the Fund to use derivative instruments to add leverage, for risk management purposes or as part of its investment strategies; and
  Seeking to avoid bonds generating interest potentially subjecting investors to the federal alternative minimum tax, although PIMCO may not always be successful in this regard.

| 10.31.06 | Municipal Advantage Fund Annual Report 19

Municipal Advantage Fund Inc.
Tax Information/Corporate Changes/
Investment Adviser Change (unaudited) (continued)

High Yield Risk. Debt obligations of below investment grade quality (i.e., rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by either Standard & Poor’s or Fitch, Inc., or below a comparable rating by Dominion Bond Rating Service Limited, or unrated but judged by PIMCO to be of comparable quality) are commonly referred to as “high yield” securities or “junk bonds” and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Debt securities in the lowest investment grade category may also be considered to possess some speculative characteristics. The prices of these lower grade obligations are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the revenues or a general economic downturn, than are the prices of higher grade securities.

Floating Rate Securities Risk. Floating rate debt securities pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Due to their floating rate features, these securities generally will pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt security generally is expected to have less sensitivity to fluctuations in market interest rates than a comparable fixed rate debt security, although the value of a floating rate security nonetheless may decline as interest rates rise and due to other factors, such as changes in credit quality.

Derivatives Risk. The Fund may use a variety of derivative instruments in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including put and call options, futures contracts, options on futures contracts, forward contracts and swap agreements. Derivatives are subject to a number of risks, such as liquidity risk, market risk, interest rate risk, credit risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks.

Residual Interest Municipal Bonds (RIBS) Risk. RIBS are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. The Fund may invest in RIBS for the purpose of increasing the Fund's leverage. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through preferred shares or the use of other derivative instruments) likely will adversely affect the Fund's net asset value. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Structured Notes Risk. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

20 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc.	Privacy Policy / Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available: (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

| 10.31.06 | Municipal Advantage Fund Annual Report 21

Municipal Advantage Fund Inc.	Dividend Reinvestment & Cash Purchase Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc. as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund.The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution, interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account, if you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc. P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

22 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office,
Date of Birth: 9/17/34	Smith Barney Inc.
Chairman of the Board of Directors: since: 2004
Director since: 2000
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Retired, Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding
Date of Birth: 9/27/21	Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc., formerly, Manager of Straugos Fund
Director since: 2003	LLC, Whistler Fund LLC, Xanthus Fund LLC and Wynstone Fund LLC.
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-
Date of Birth: 7/26/37	dealer and member of the New York Stock Exchange.
Director since: 2006
Term of office: Expected to stand for election
at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company; formerly Managing
Date of Birth: 7/12/39	Director, Royal Bank of Canada Capital Markets.
Director since: 2006
Term of office: Expected to stand for re-election at
2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

| 10.31.06 | Municipal Advantage Fund Annual Report 23

Municipal Advantage Fund Inc. Board of Directors (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

William B. Ogden, IV	Asset Management Industry Consultant; formerly, Managing Director, Investment
Date of Birth: 1/1/45	Banking Division of Citigroup Global Marketing Inc.
Director since: 2006
Term of office: Expected to stand for re-election at
2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on
Date of Birth: 9/4/41	the New York Stock Exchange.
Director since: 2006
Term of office: Expected to stand for re-election at
2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John C. Maney	Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing
Date of Birth: 8/3/59	Director and Chief Financial Officer of AGIFM and Allianz Global Investors of
Trustee of 24 Funds	America L.P. since January 2005. and Chief Operating Officer of Allianz Global
Trustee of no funds outside the Fund Complex	Investors of America since November 2006. Executive Vice President and Chief
Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital
LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief
Financial Officer and Executive Vice President of Allianz Global Investors Distributors
LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria
Healthcare Group, Inc. (1998-2001)

Further information about Funds’ Directors is available in the Funds’ Statement of Additional Information, dated August 26, 2003, which can be obtained upon request, without charge, by calling the Fund's shareholder servicing agent at (800) 331-1710.

24 Municipal Advantage Fund Annual Report | 10.31.06 |

Municipal Advantage Fund Inc. Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

The address of each officer is 1345 Avenue of the Americas, New York, NY 10105
Brian S. Shlissel	Executive Vice President, Allianz Global Investors Fund Management LLC; President
Date of Birth: 11/14/64	and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal
President & Chief Executive Officer since: 2002	Financial and Accounting Officer of 35 funds in the Fund Complex; Trustee of 8 funds
Treasurer, 1999-2002	in the Fund Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer,
Date of Birth: 3/10/66	Principal Financial and Accounting officer of 24 funds in the Fund Complex; Assistant
Treasurer, Principal/Financial and Accounting Officer	Treasurer of 35 funds in the Fund Complex.
since: 2002

Thomas J. Fuccillo	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice
Date of Birth: 3/22/68	President, Secretary and Chief Legal Officer of 20 funds in the Fund Complex. Secretary
Vice President, Secretary & Chief Legal Officer	& Chief Legal Officer of 12 funds in the Fund Complex; Formerly, Vice President and
since: 2004	Associate General Counsel, Neuberger Berman LLC (1991-2004).

Youse Guia	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America
Date of Birth: 9/3/72	L.P., Chief Compliance Officer of 67 funds in the Fund Complex. Formerly, Vice
Chief Compliance Officer since: 2004	President Group Compliance Manager, Allianz Global Investors of America LP.
(2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

Kathleen A. Chapman	Assistant Secretary of 67 funds in the Fund Complex; Manager—IIG Advisory Law,
Date of Birth: 11/11/54	Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential
Assistant Secretary since: December 2006	Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

William V. Healey	Executive Vice President, Chief Legal Officer, Allianz Global Investors of America L.P.,
Date of Birth: 7/28/53	Allianz Global Investors Fund Management and Allianz Global Investors Distributors
Assistant Secretary since: December 2006	LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Chief Legal Officer,
Vice President and Associate General Counsel of Prudential Insurance Company of
America (1998-2005).

Richard H. Kirk	Senior Vice President, Associate General Counsel, Allianz Global Investors of America
Date of Birth: 4/6/61	L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global
Assistant Secretary since: December 2006	Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; for-
merly, Vice President, Counsel, Prudential Financial, Inc./American Skandia; Associate
General Counsel, Friedman, Billings, Ramsey, Inc.

Lagan Srivastava	Assistant Secretary of 67 funds in the Fund Complex; formerly, Research Assistant, Dechert
Date of Birth: 9/20/77	LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).
Assistant Secretary since: December 2006

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

| 10.31.06 | Municipal Advantage Fund Annual Report 25

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Trustees and Principal Officers
Robert E. Connor	Lawrence G. Altadonna
Director	Treasurer, Principal Financial & Accounting Officer
Paul Belica	Thomas J. Fuccillo
Director	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Youse E. Guia
Director	Chief Compliance Officer
Hans W. Kertess	Kathleen Chapman
Director, Chairman of the Board of Directors	Assistant Secretary
John C. Maney	William Healey
Director	Assistant Secretary
William B. Ogden, IV	Richard Kirk
Director	Assistant Secretary
R. Peter Sullivan III	Lagan Srivastava
Director	Assistant Secretary
Brian S. Shlissel
President & Chief Executive Officer

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

On March 6, 2006, the Fund’s submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds; or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Manager code of ethics are included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2 (a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “reporting periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,000 in 2005 and $35,000 in 2006.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $8,000 in 2005 and $8,000 in 2006. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $5,350 in 2005 and $5,500 in 2006. These services consisted of review or preparation of U. S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Municipal Advantage Fund (The “Funds”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

     The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

     On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At lease annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

     The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

     The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedures reports (inclusive of quarterly review of Basic
     Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

     Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

     The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

     Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

     Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

     The Funds’ independent accountants will render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other services that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

     The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager0 (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

     Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

     With respect to the provision of permitting non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accounting during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

                   e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

                   f) Not applicable

                  g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2005 Reporting Period was $2,637,791 and the 2006 Reporting Period was $2,241,798.

                   h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

     The Fund has a separately designated standing audit committee established in accordance with Section 3 (a) (58) (A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MUNICIPAL ADVANTAGE FUND INC.

(the “TRUST”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its stockholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its stockholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

A-1

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

A-2

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of January______2007, [PLEASE INSERT DATE OF FILING] the following individual has primary responsibility for the day-to-day implementation of the Municipal Advantage Fund Inc. (MAF) (the “Fund”):

Mark V. McCray

Mr. McCray is an Executive Vice President and portfolio manager responsible for the firm's municipal bond funds and tax-sensitive portfolios. He currently serves as Chairman of PIMCO's Shadow Investment Committee. He joined PIMCO in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm's proprietary municipal trading. Mr. McCray has nineteen years of investment experience and holds bachelor's degrees in finance and real estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in finance, accounting, and strategic management.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of December 31, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark V. McCray	MAF	13	5,991.31	2	830.02	19*	1,623.80*
* Of these other accounts, one account totaling $40.49 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Pacific Investment Management Company LLC (“PIMCO”) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

(a) (3)

As of December 31, 2006, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 12/31/06.

Municipal Advantage Fund Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark V. McCray	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

MAXIMUM NUMBER
			TOTAL NUMBER	OF SHARES THAT
			OF SHARES PURCHASED	MAY YET BE
	Total Number	AVERAGE	AS PART OF PUBLICLY	PURCHASED UNDER
	Of SHARES	PRICE PAID	ANNOUNCED PLANS OR	THE PLANS
Period	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS

Nov-05	N/A	N/A	N/A	N/A
Dec-05	N/A	N/A	N/A	N/A
Jan-06	N/A	N/A	N/A	N/A
Feb-06	N/A	N/A	N/A	N/A
Mar-06	N/A	N/A	N/A	N/A
Apr-06	N/A	N/A	N/A	N/A
May-06	N/A	N/A	N/A	N/A
Jun-06	N/A	N/A	N/A	N/A
Jul-06	N/A	N/A	N/A	N/A
Aug-06	N/A	N/A	N/A	N/A
Sep-06	N/A	N/A	N/A	N/A
Oct-06	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)    The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)     There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1)	Exhibit 99.CODE ETH – Code of Ethics

(a) (2)	Exhibit 99.CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Municipal Advantage Fund Inc.

By /s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: January 4, 2007

By /s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: January 4, 2007

By /s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: January 4, 2007